J.P. MORGAN INCOME FUNDS

JPMorgan Emerging Markets Strategic Debt Fund

(the “Fund”)

(Class R5 Shares)

(a series of JPMorgan Trust I)

Supplement dated November 19, 2020

to the Summary Prospectus, Prospectus and Statement of Additional Information

dated March 1, 2020, as supplemented

NOTICE OF LIQUIDATION OF CLASS R5 SHARES OF THE JPMORGAN EMERGING MARKETS STRATEGIC DEBT FUND. The Board of Trustees (the “Board”) of JPMorgan Trust I has approved the liquidation and dissolution of Class R5 Shares of the Fund on or about December 7, 2020 (the “Liquidation Date”). Effective immediately, no additional purchases of Class R5 Shares of the Fund are permitted. Additionally, on the Liquidation Date, all references to Class R5 Shares are hereby removed from Summary Prospectus, Prospectus and the Statement of Additional Information.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

SUP-EMSDR5-LIQ-1120